UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 20, 2004

NETOPIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28450	94-3033136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6001 Shellmound Street, 4th Floor, Emeryville, California	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(510) 420-7400

Same
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2004, Netopia, Inc. (the “Company”) announced that quotations for its common stock will appear in the National Daily Quotations Journal, often referred to as the “pink sheets,” where subscribing dealers can submit bid and ask prices on a daily basis, effective with the open of business on October 20, 2004. The Company’s trading symbol on the “pink sheets” is “NTPA.PK”.

As previously announced, the Company’s common stock was delisted from The Nasdaq National Market effective with the open of business on Wednesday, October 20, 2004. This action was taken by a Nasdaq Listing Qualifications Panel after the Company did not meet the time requirement to file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004. The Company’s common stock is not currently eligible to trade on the OTC Bulletin Board because, as described above, the Company is not current in its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As previously announced, as a result of an ongoing accounting review, the Company will restate its financial statements for the fiscal quarter ended June 30, 2002 and for each subsequent fiscal quarter and fiscal year through March 31, 2004. The Company will not file its quarterly report on Form 10-Q for the third quarter of fiscal 2004, which was due on August 16, 2004, until the review is complete and the Company is able to secure appropriate review by its external auditors. Upon the completion of the ongoing accounting review and filing all reports under the Exchange Act, the Company’s common stock may be eligible for trading on the OTC Bulletin Board and, potentially, the Nasdaq SmallCap Market or The Nasdaq National Market. The Company is committed to regaining compliance with all filing requirements and relisting its common stock as soon as possible.

Portions of the disclosure contained in this Form 8-K that are not statements of historical fact may include forward-looking statements. Statements regarding the Company’s beliefs, plans, expectations or intentions regarding the future are forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. All such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks and uncertainties. Actual results may differ materially from those described in such statements as a result of these risks and uncertainties. In particular, the forward-looking statements include statements about the Company’s common stock trading on the OTC Bulletin Board, or Nasdaq markets, completing the accounting review in a timely fashion and making required filings with the Securities and Exchange Commission in order to regain compliance. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the ability to continue to have the Company’s common stock freely traded, to complete the accounting review in order to file Forms 10-Q, 10-Q/A, 10-K and 10-K/A, to meet requirements put forth by Nasdaq, and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
99.1	Press Release dated October 20, 2004 regarding Resumed Stock Trading

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETOPIA, INC.

Date: October 21, 2004	By:	/s/ ALAN B. LEFKOF
Alan B. Lefkof
President and Chief Executive Officer
(Duly Authorized Officer)